U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /x/

                  Pre-Effective Amendment No.
                                              ----------
                  Post-Effective Amendment No.     4
                                               ----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /x/

                  Amendment No.     5
                                ----------
                        (Check appropriate box or boxes)

                        ATALANTA/SOSNOFF INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                            New York, New York 10178
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 867-5000

                                Anthony G. Miller
                 Atalanta/Sosnoff Capital Corporation (Delaware)
                                 101 Park Avenue
                            New York, New York 10178
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 Tina D. Hosking
                         Countrywide Fund Services, Inc.
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202

It is proposed that this filing will become effective:

/X/  immediately upon filing pursuant to Rule 485(b)
/ /  on (date) pursuant to Rule 485(b)
/ /  75 days after filing pursuant to Rule 485(a)
/ /  on (date) pursuant to Rule 485(a)

                        ATALANTA/SOSNOFF INVESTMENT TRUST

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------

PART A
------

Item No.  Registration Statement Caption          Caption in Prospectus
--------  ------------------------------          ---------------------
1.        Front and Back Cover Pages              Cover Pages

2.        Risk/Return Summary:                    Risk/Return Summary; Prior
                                                  Performance of the Adviser
          Investments, Risks,
          and Performance

3.        Risk/Return Summary:                    Expense Information
          Fee Table

4.        Investment Objectives,                  Principal Investment
          Investment Strategies,                  Strategies
          and Related Risks

5.        Management's Discussion of              Inapplicable (contained in
          Fund Performance and Analysis           Annual Report)


6.        Management, Organization,               Operation of the Funds
          and Capital Structure

7.        Shareholder Information                 How to Purchase Shares; How to
                                                  Redeem Shares; Dividends and
                                                  Distributions; Taxes;
                                                  Calculation of Share Price;
                                                  Application

8.        Distribution Arrangements               Service Plan

9.        Financial Highlights                    Financial Highlights
          Information

PART B
------
                                                  Caption in Statement
                                                  of Additional
Item No.  Registration Statement Caption          Information
--------  ------------------------------          --------------------
10.       Cover Page                              Cover Page

11.       Table of Contents                       Table of Contents

                               (i)

12.       General Information and History         The Trust

13.       Investment Objectives and Policies      Definitions, Policies and
                                                  Risk Considerations; Quality
                                                  Ratings of Corporate Bonds
                                                  and Preferred Stocks;
                                                  Investment Limitations;
                                                  Securities Transactions;
                                                  Portfolio Turnover

14.       Management of the Fund                  Trustees and Officers

15.       Control Persons and Principal Holders   Control persons and
                                                  Principal Holders of
                                                  Securities
          of Securities

16.       Investment Advisory and Other Services  The Investment Adviser;
                                                  Service Plan; Custodian;
                                                  Auditors; Countrywide Fund
                                                  Services, Inc.

17.       Brokerage Allocation and Other          Securities Transactions
          Practices

18.       Capital Stock and Other Securities      The Trust

19.       Purchase, Redemption and Pricing of     Calculation of Share
          Securities Being Offered                Price; Redemption in Kind

20.       Tax Status                              Taxes

21.       Underwriters                            The Distributor

22.       Calculation of Performance Data         Historical Performance
                                                  Information

23.       Financial Statements                    Annual Report

PART C
------

     The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      (ii)

                                     [LOGO]

                              ATALANTA/SOSNOFF FUND

                           ATALANTA/SOSNOFF FOCUS FUND

                           ATALANTA/SOSNOFF VALUE FUND

                         ATALANTA/SOSNOFF BALANCED FUND

                                   Prospectus
                                 October 1, 1999

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      PROSPECTUS
                                                                 October 1, 1999

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 PARK AVENUE
                            NEW YORK, NEW YORK 10178
                                  (877)767-6633
--------------------------------------------------------------------------------
The Atalanta/Sosnoff Investment Trust currently offers four separate series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (individually a "Fund" and collectively the "Funds").

                              ATALANTA/SOSNOFF FUND

                           ATALANTA/SOSNOFF FOCUS FUND

                           ATALANTA/SOSNOFF VALUE FUND

                         ATALANTA/SOSNOFF BALANCED FUND

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----


RISK/RETURN SUMMARY........................................................
EXPENSE INFORMATION........................................................
PRIOR PERFORMANCE OF THE ADVISER...........................................
PRINCIPAL INVESTMENT STRATEGIES............................................
HOW TO PURCHASE SHARES.....................................................
HOW TO REDEEM SHARES.......................................................
SHAREHOLDER SERVICES.......................................................
EXCHANGE PRIVILEGE.........................................................
DIVIDENDS AND DISTRIBUTIONS................................................
TAXES......................................................................
SERVICE PLAN...............................................................
OPERATION OF THE FUNDS.....................................................
CALCULATION OF SHARE PRICE.................................................
FINANCIAL HIGHLIGHTS.......................................................

RISK/RETURN SUMMARY
-------------------

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation, through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The ATALANTA/SOSNOFF FOCUS FUND is a non-diversified fund that seeks long-term capital appreciation by concentrating its investments in a core position of 20-25 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The  ATALANTA/SOSNOFF   VALUE  FUND  seeks  long-term  capital  appreciation  by
investing primarily in equity securities which the Adviser believes are fundamentally undervalued.

The ATALANTA/SOSNOFF BALANCED FUND seeks to preserve capital while producing long-term capital appreciation by investing in a blend of common stocks and fixed-income securities.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Focus Fund are both growth funds that normally invest at least 65% of their total assets in the common stocks of U.S. large capitalization companies. The Adviser uses quantitative screening techniques, followed by fundamental analysis, to select stocks for the Funds. These stocks are then bought and sold based on the relationship of the stock's current price to its target price (what the Adviser thinks the stock is worth).


The Atalanta/Sosnoff Value Fund will normally invest at least 65% of its total assets in common stocks. The Adviser seeks to identify stocks priced below average in comparison to such factors as earnings and book value.


The Atalanta/Sosnoff Balanced Fund will normally invest 65% (maximum 75%) of its assets in common stocks (the "equity segment") and 35% of its total assets in cash, cash equivalents and fixed-income securities (the "fixed-income segment"). The Adviser allocates assets between the two segments by analyzing macroeconomic factors (i.e., inflation, Gross Domestic Product) and individual securities and attempts to anticipate interest rate changes and monetary policy decisions. The equity segment is managed in a manner identical to the Atalanta/Sosnoff Fund, i.e., it employs a growth strategy that invests primarily in U.S. large capitalization companies. The fixed-income segment will consist of a mix of federal, agency and corporate securities, including U.S. Government obligations and corporate debt obligations (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stock of domestic issuers rated at the time of purchase in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB). In managing the fixed-income segment, the Adviser believes the most critical variable is the overall duration (the time it takes an investor to recoup his or her investment) of the segment.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


Common stocks and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing depreciation when interest rates rise. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Funds will achieve their investment objectives and there is a risk that you may lose money by investing in the Funds.


The Atalanta/Sosnoff Focus Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.


Because the Balanced Fund intends to allocate its assets among common stocks, cash, cash equivalents and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. The flow of funds between the equity and fixed-income segments of the Fund is an ongoing process which depends on the Adviser's ability to correctly anticipate the relative performance of common stocks, cash, cash equivalents and fixed-income securities. It should further be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than short-term fixed-income securities. In addition, the Balanced Fund may invest in preferred stocks and bonds rated Baa or BBB which have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of these securities to pay principal or interest or to pay the preferred stock obligations than is the case with higher grade securities.

An  investment  in the Funds is not a deposit  of a bank and is not  insured  or
guaranteed  by  the  Federal   Deposit   Insurance   Corporation  or  any  other
governmental agency.


RISK/RETURN BAR CHART AND FEE TABLE

Pursuant to Securities and Exchange Commission rules, a bar chart and performance table showing the Funds' total returns is not permitted because the Funds have not completed a full calendar year of performance as of the date of this Prospectus.


EXPENSE INFORMATION
-------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


SHAREHOLDER FEES (fees paid directly from your investment):

          Sales Load Imposed on Purchases                     None
          Sales Load Imposed on Reinvested Dividends          None
          Exchange Fee                                        None
          Redemption Fee                                      None*

* A wire redemption fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                              Atalanta/   Atalanta/   Atalanta/
                                  Atalanta/    Sosnoff     Sosnoff     Sosnoff
                                   Sosnoff      Focus       Value     Balanced
                                    Fund        Fund        Fund        Fund
                                    -----       -----       -----       -----
Management Fees ................     .75%        .75%        .75%        .75%
Service (12b-1) Fees ...........     .25%        .25%        .25%        .25%
Other Expenses .................    1.54%        .50%(b)     .50%(b)     .50%(b)
                                    -----       -----       -----       -----
Total Annual Fund
Operating Expenses .............    2.54%(a)    1.50%       1.50%       1.50%
                                    =====       =====       =====       =====
Fee Waiver and Expense
Reimbursement ..................    1.04%(a)
                                    -----
Net Expenses ...................    1.50%(a)
                                    =====


(a) The Adviser has contracturally agreed to limit the Atalanta/Sosnoff Fund's total annual fund operating expenses to 1.50% through October 1, 2000.

(b) Other expenses are based on estimated amounts for the current fiscal year. Actual expenses may be greater or lesser than these shown.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Atalanta/     Atalanta/     Atalanta/
                           Atalanta/     Sosnoff       Sosnoff       Sosnoff
                           Sosnoff       Focus         Value         Balanced
                           Fund          Fund**        Fund**        Fund**
                           ------        ------        ------        ------
          1 Year           $  153        $  153        $  153        $  153
          3 Years             791           474           474           474
          5 Years           1,350
          10 Years          2,875

** The Atalanta/Sosnoff Focus Fund, Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund are classified as "New Funds" and must only include one and three year cost information.


PRIOR PERFORMANCE OF THE ADVISER
--------------------------------

     The investment performance illustrated below represents the composite performance of all the separate accounts (the "Equity Composite" and the "Balanced Composite") managed by the Adviser which were managed with investment objectives, policies and strategies substantially similar to those the Adviser employs in managing the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund, respectively. Martin T. Sosnoff, the Adviser's Chief Investment Officer and Chairman of its investment committee, has been primarily responsible for the day-to-day management of the Equity Composite and the Balanced Composite throughout the entire period presented. Mr. Sosnoff is likewise responsible for the day-to-day management of each Fund's portfolio. Mr. Sosnoff founded Atalanta Capital Corp. in 1970 and became its Chief Investment Officer in 1976. After Mr. Sosnoff founded the Adviser in 1981, all the accounts he managed transferred from Atalanta Capital Corp. to the Adviser. Mr. Sosnoff has not managed a registered investment company other than the Atalanta/Sosnoff Fund.

     The performance data below represents the prior performance of the Equity Composite and the Balanced Composite and not the prior performance of the Funds and you should not rely upon it as an indication of future performance of the Funds. As a point of comparison for the

Equity Composite, the performance of the Standard & Poor's 500 Stock Index (the "S&P 500 Index") is also presented. As points of comparison for the Balanced Composite, the performance of the S&P 500 Index, the Lehman Brothers Intermediate Government/Corporate Bond Index and a composite index consisting of 65% of the S&P 500 Index and 35% of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "65/35 Composite Index") is presented. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market. The Lehman Brothers Intermediate Government/ Corporate Bond Index is a widely recognized bond index composed of intermediate-term debt instruments calculated by Lehman Brothers which is being used to portray the pattern of bond movement over the stated period.

PERIODIC RATES OF RETURN FOR THE PAST 10 YEARS


                                    Equity Composite               S&P
                                    (dollar weighted               500
                                   and net of all fees            Index
                                      and expenses)               -----
                                      -------------

1989                                      34.95%                  31.60%
1990                                      -0.70%                  -3.11%
1991                                      46.63%                  30.33%
1992                                       4.63%                   7.62%
1993                                      18.05%                  10.06%
1994                                      -3.52%                   1.31%
1995                                      34.76%                  37.58%
1996                                      10.55%                  22.96%
1997                                      25.86%                  33.37%
1998                                      30.41%                  28.56%
January 1 - June 30, 1999                 10.33%                  12.38%

ANNUALIZED RETURNS FOR PERIODS ENDED JUNE 30, 1999

                                     Equity Composite         S&P 500 Index
1 year                                    20.10%                  22.76%
5 years                                   25.20%                  27.87%
10 years                                  23.00%                  18.76%

PERIODIC RATES OF RETURN FOR THE PAST 10 YEARS


                                Lehman Brothers
                                 Intermediate
                    Balanced      Government/
                   Composite       Corporate          S&P            65/35
               (dollar weighted      Bond             500          Composite
                and net of all       Index           Index           Index
              fees and expenses)     -----           -----           -----
              ------------------

1989                 26.83%          12.75%          31.60%          24.84%
1990                  3.63%           9.17%          -3.11%           1.38%
1991                 31.94%          14.62%          30.33%          24.79%
1992                  6.69            7.17%           7.62%           7.51%
1993                 13.81%           8.78%          10.06%           9.62%
1994                 -2.30%          -1.93%           1.31%           0.19%
1995                 29.82%          15.31%          37.58%          29.46%
1996                  7.89%           4.06%          22.96%          16.09%
1997                 20.66%           7.87%          33.37%          24.11%
1998                 27.07%           8.42%          28.56%          22.10%
January 1 -
June 30, 1999         6.73%          -0.58%          12.38%           7.75%

ANNUALIZED RETURNS FOR PERIODS ENDED JUNE 30, 1999

                                          Lehman Brothers
                                           Intermediate
                                            Government/
                                            Corporate
                 Balanced Composite         Bond Index        S&P 500 Index
                 ------------------         ----------        -------------
1 year                 16.90%                  4.19%              22.76%
5 years                19.90%                  7.04%              27.87%
10 years               18.30%                  7.64%              18.76%


                       65/35
                  Composite Index
                  ---------------
1 year                 16.80%
5 years                21.20%
10 years               20.50%

     While the Adviser will employ for the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund investment objectives, policies and strategies that are substantially similar to those that were employed in managing the Equity Composite and the Balanced Composite, respectively, the Adviser, in managing the Funds, may be subject to certain restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, on its investment activities to which, as the investment adviser to the Composites, it was not previously subject. Examples include limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders. Such restrictions, if they had been applicable to the Composites, may have adversely affected the performance results of the Composites.

     The Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund may incur operating expenses that were not incurred by the Equity Composite and Balanced Composite. It is anticipated that the fees and expenses of the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Balanced Fund will be higher than those of the Composites, which will lower performance results. While the Composites' incur inflows and outflows of cash, there can be no assurance that the continuous offering of each Fund's shares and each Fund's obligation to redeem its shares will not impact the Funds' performance.

     The performance data above represents the prior performance of each Composite and not the prior performance of the corresponding Fund and you should not rely upon it as an indication of future performance of the Funds. The performance of each Composite, which is unaudited, has otherwise been computed by the Adviser in accordance with the standards formulated by the Association for Investment Management and Research ("AIMR"). This method of calculating performance differs from the standardized methodology used by mutual funds to calculate performance and results in a total return different from that derived from the standardized methodology. All performance data presented is net of all advisory fees and expenses.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Atalanta/Sosnoff Investment Trust (the "Trust") has four Funds. Each Fund has its own portfolio and investment objective. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

GROWTH FUNDS:
                              ATALANTA/SOSNOFF FUND
                         AND ATALANTA/SOSNOFF FOCUS FUND

     The Adviser selects stocks for the two Growth Funds by using quantitative screening techniques and fundamental investment analysis. The Adviser first applies a quantitative screening strategy to a large capitalization universe of stocks by searching for companies which may have the following general characteristics, among others: market capitalization over $2 billion; earnings growth rate above market (the S&P 500 Index, industry averages) for at least 12 months; relative price- to-earnings ratio in the lower one-third of the company's historical range over the past 5 years; and earnings per share estimated by the Adviser to be above the consensus as reported in financial industry publications. Through its evaluation of these general criteria, the Adviser reduces the initial universe of stocks to a selected list of stocks which are then subjected to further fundamental research analysis. The Adviser may examine various factors including, but not limited to, the following:

     EARNINGS MOMENTUM - Which companies will experience an accelerating rate of growth during the next business period?

     GROWTH RATE P/E - What price-to-earnings ratio is being paid for the company's rate of growth and where does that place it relative to its peers in its industry and to the overall market?

     EARNINGS STABILITY - How consistently has the company been able to grow operating income over an economic period and how consistently has the company met earnings estimates?

     PRICE PERFORMANCE - Has the stock outperformed the market indices through the current stock market period?

     The Adviser may also cultivate a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model which may be gauged against the investment community's expectations.

     The Adviser's fundamental approach is disciplined by two additional steps. First, the Adviser screens prospective purchases against valuation criteria such as historical and relative price-to-earnings ratios. Next, specific target prices (what the Adviser thinks the stock is worth) are established for each stock. The Adviser buys and sells stocks based upon the relationship of the stock's current price to its target price. For example, if a stock's target price is higher than its current price, the Adviser will consider buying the stock. Conversely, as a stock's current price approaches its target price, the Adviser will consider selling.

VALUE FUND:
                           ATALANTA/SOSNOFF VALUE FUND

     The Adviser's value philosophy seeks to identify stocks priced below-average in comparison to such factors as earnings and book value (shareholders' equity divided by shares outstanding). Value investing is predicated on the Adviser's ability to identify undervalued securities. The Adviser emphasizes stocks that have positive free cash flow, relatively low price-to-earnings ratios and low debt-to-equity ratios as compared to other companies in the same industry, to specific competitors and to the overall market. The dividend yield (annual dividend rate divided by current stock price) of these stocks tends to be higher.

     The Adviser will use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) in selecting securities. Before a security is purchased, the Adviser will analyze company reports and other public information to develop an opinion on the company's value. The Adviser's company selection process includes but is not limited to those companies that demonstrate strong cash flows, significant barriers to competition, and moderate or low requirements for capital reinvestment.

BALANCED FUND:

                         ATALANTA/SOSNOFF BALANCED FUND

     The Balanced Fund's blend of common stocks (the "equity segment") and cash, cash equivalents and fixed-income securities (the "fixed-income segment") is determined by systematically integrating a macroeconomic outlook (which involves a review of domestic factors such as Gross Domestic Product momentum, interest rates, inflation and corporate earnings, and a review of international factors such as geopolitical events, currency parities and other variables) with individual security analysis. In addition, the Adviser will make asset allocation decisions in anticipation of interest rate changes and monetary policy decisions. The Fund will normally invest 65% (maximum 75%) of its total assets in common stocks and 35% of its total assets in cash, cash equivalents and fixed-income securities.

     The equity segment of the Fund will consist primarily of the common stocks of larger, more established companies which the Adviser believes are entering into a period of accelerating earnings momentum. The Adviser uses quantitative screening techniques, followed by fundamental research analysis, to select the stocks. In effect, the equity segment's security selection process is identical to that used by the Atalanta/Sosnoff Fund.

     The fixed-income segment of the Fund will consist of a mix of federal, agency and corporate securities, including U.S. Government obligations and corporate debt obligations (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stock of domestic issuers rated at the time of purchase in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, which are determined by the Adviser to be of comparable quality.


     The Adviser's analysis of currencies, inflation rates, Federal Reserve policy, Gross Domestic Product momentum, interest rates and geopolitical events is coupled with fundamental bottom-up security research in selecting securities for the fixed-income segment. The Adviser believes the most critical variable in managing the fixed-income segment is the overall duration (the time it takes an investor to recoup his or her investment) of the segment. Thus, the Adviser will actively manage the duration and maturity of the Fund's fixed-income segment and will seek to enhance returns from interest rate anticipation, sector allocations and individual security analysis. For example, if the Adviser anticipates a decline in interest rates it will generally extend the segment's duration. Conversely, if the Adviser anticipates an increase in interest rates will generally reduce its duration, depending on the Adviser's analysis. In addition, the Adviser monitors yield disparities among different asset classes and sectors and will invest the portfolio accordingly. This determination is a function of the Adviser's assessment of the securities' credit worthiness and historical yield. For example, if in the opinion of the Adviser, the disparity between the yield of corporate and federal and agency securities is historically large (i.e., corporate is higher), then corporate securities might be more attractive; if the disparity is smaller, federal and agency securities might be more attractive because of their reduced risk as compared to corporate securities.

INVESTMENT STRATEGIES APPLICABLE TO EACH FUND
---------------------------------------------

     TEMPORARY DEFENSIVE POSITION. When the Adviser believes substantial price risks exist for common stocks, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. When the Adviser takes a temporary defensive position, the applicable Fund may not achieve its investment objective.

     PORTFOLIO TURNOVER. Each Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Adviser expects the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund to maintain lower portfolio turnover than the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Value Fund. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 150%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.

HOW TO PURCHASE SHARES
----------------------

     Your initial investment in the Funds ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent, by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the

Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day. If you establish your account through a brokerage firm, you will need to contact your broker to receive account information. The Transfer Agent will not have access to your individual account information.

     INITIAL INVESTMENT BY MAIL. You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the appropriate Fund. An account application is included in this Prospectus. Please mark the appropriate box indicating the Fund or Funds you are purchasing.

     The Trust mails you confirmations of all purchases or redemptions of the Funds' shares. Certificates representing shares are not issued. The Trust and the Distributor reserve the right to limit the amount of investments and to refuse to sell to any person.

     Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     INITIAL INVESTMENT BY WIRE. You may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-SOSNOFF (1-877-767-6633)) for instructions. You should be prepared to provide a completed, signed account application to the Transfer Agent by mail or facsimile.

     Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Trust reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

     ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 101 Park Avenue, New York, New York 10178. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement.

HOW TO REDEEM SHARES
--------------------

     BY MAIL. You may redeem shares of the Funds on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

     BY WIRE. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently a $9 charge by the Custodian for processing wire redemptions. The Transfer Agent reserves the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     THROUGH BROKER-DEALERS. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. If your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization your shares will be redeemed. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

     ADDITIONAL INFORMATION. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

     At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Trust may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

SHAREHOLDER SERVICES
--------------------

     Contact  the  Transfer  Agent  (Nationwide  call  toll-free   1-877-SOSNOFF
(1-877-767-6633)) for additional information about the shareholder services described below.

     Automatic Withdrawal Plan
     -------------------------

     If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each. There is no charge for this service.

     Tax-Deferred Retirement Plans
     -----------------------------

     Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals.
     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs.
     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision.
     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code.

     Direct Deposit Plans
     --------------------

     Shares of the Funds may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

     Automatic Investment Plan
     -------------------------

     You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on either the 15th or the last business day of the month or both. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

EXCHANGE PRIVILEGE
------------------

     Shares of the Funds may be exchanged for each other at net asset value. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined net asset value after the Transfer Agent receives your request.

     You may only exchange shares into a Fund which is authorized for sale in your state of residence and you must meet that Fund's minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

     The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund each expects to distribute substantially all of its net investment income, if any, on an annual basis. The Atalanta/Sosnoff Balanced Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

     You should indicate your choice of option on your application. If no option is specified on your application or you have established your account through a brokerage firm, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

     If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----

     The Atalanta/Sosnoff Fund has qualified and each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income and from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Dividends distributed by the Funds from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

     Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

     The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

SERVICE PLAN
------------

     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a service plan (the "Plan") under which each Fund is required to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses related to the distribution or promotion of Fund shares, including payments to securities dealers and others who are engaged in activities related to the servicing of shareholder accounts such as maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the servicing of Fund shareholders or the distribution of Fund shares.

     The annual limitation for payments to the Distributor pursuant to the Plan is .25% of each Fund's average daily net assets. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the date the Plan terminates. Because these fees are paid pursuant to the Plans and are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPERATION OF THE FUNDS
----------------------

     Each  Fund  is a  series  of the  Atalanta/Sosnoff  Investment  Trust  (the
"Trust"), an open-end management investment company organized as an Ohio business trust. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

     The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York 10178 (the "Adviser"), to manage the Funds' investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982.


     Each Fund pays the Adviser a fee,  payable  monthly,  at the annual rate of
 .75%  of  the  average   value  of  its  daily  net  assets.   The  Adviser  has
contracturally agreed to waive its fees and reimburse Fund expenses to the extent necessary to maintain the Atalanta/Sosnoff Fund's total annual fund operating expense ratio at 1.50% through October 1, 2000.


     Atalanta/Sosnoff Management Corporation, 101 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as principal underwriter for the Trust and, as such, is the exclusive agent for distribution of the Funds' shares.

     Martin T. Sosnoff, C.F.A., Chairman of the Board of the Adviser and the Distributor, is primarily responsible for the day-to-day management of each Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, HUMBLE ON WALL STREET (1975) and SILENT INVESTOR, SILENT LOSER (1986), and currently writes a column for Forbes magazine. Mr. Sosnoff chairs an investment committee of three senior executives of the Adviser in managing each Fund's portfolio. Craig B. Steinberg is President and a Director of the Adviser and has been employed by the Adviser since 1985. Paul P. Tanico is Executive Vice President of the Adviser and has been employed by the Adviser since 1997.

     YEAR 2000 READINESS. Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and other service providers have not been converted to meet the requirements of the new century. The Adviser has evaluated its internal systems and expects them to handle the change of millennium. The Adviser is monitoring on an ongoing basis the progress of the Funds' service providers to convert their systems to comply with the requirements of the Year 2000. The Adviser currently has no reason to believe that these service providers will not be fully and timely compliant. However, you should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements. In addition, although the Adviser considers an issuer's Year 2000 compliance status in the investment decision process, companies in which the Funds invest may experience Year 2000 difficulties and the Funds are unable to predict to what extent the Year 2000 issue will impact the value of those securities.

CALCULATION OF SHARE PRICE
--------------------------

     On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of net asset value after the order is placed.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of a Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
--------------------

The  financial   highlights  table  is  intended  to  help  you  understand  the
Atalanta/Sosnoff Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. Information is not provided for the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund or the Atalanta/Sosnoff Balanced Fund because the public offering of the shares of these Funds was commenced on July 1, 1999 and those Funds have not had a sufficient performance period as of the date of this Prospectus.

FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period .........................    $    10.00
                                                                    ----------

Income from investment operations:
   Net investment loss .........................................         (0.05)
   Net realized and unrealized gains on investments ............          2.39
                                                                    ----------
Total from investment operations ...............................          2.34
                                                                    ----------

Net asset value at end of period ...............................    $    12.34
                                                                    ==========

Total return(b) ................................................        23.40%
                                                                    ==========

RATIOS AND SUPPLEMENTAL DATA:

 Net assets at end of period (000's) ...........................    $   13,480
                                                                    ==========

Ratio of net expenses to average net assets(c)(d) ..............         1.50%

Ratio of net investment loss to average net assets(d) ..........        (0.60%)

Portfolio turnover rate(d) .....................................          124%

(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.54%(d) for the period ended May 31, 1999.

(d)  Annualized.

ATALANTA/SOSNOFF INVESTMENT TRUST
101 Park Avenue
New York, New York 10178

BOARD OF TRUSTEES
Howard A. Drucker
Anthony G. Miller
Toni E. Sosnoff
Irving L. Straus
Aida L. Wilder

INVESTMENT ADVISER
ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE)
101 Park Avenue
New York, New York 10178
212-867-5000


INDEPENDENT AUDITORS
ARTHUR ANDERSEN LLP
425 Walnut Street
Cincinnati, Ohio 45202


LEGAL COUNSEL
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, New York 10019-6099

DISTRIBUTOR
ATALANTA/SOSNOFF MANAGEMENT CORPORATION
101 Park Avenue
New York, New York 10178

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
Nationwide: (Toll-Free 1-877-SOSNOFF (1-877-767-6633))

Additional information about the Funds is included in the Statement of Additional Information ("SAI") and which is incorporated by reference in its entirety. Additional information about the Atalanta/Sosnoff Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Atalanta/Sosnoff Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-800-320-2217 (Nationwide) or 629-2070 (in Cincinnati).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-8669

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                        ---------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                 October 1, 1999

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND
                         ATALANTA/SOSNOFF BALANCED FUND

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Atalanta/Sosnoff Investment Trust (the "Trust") dated October 1, 1999. A copy of the Trust's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st floor, Cincinnati, Ohio 45202 or by calling the Trust nationwide toll-free at 1-877-SOSNOFF (1-877-767-6633).

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        Atalanta/Sosnoff Investment Trust
                                 101 Park Avenue
                            New York, New York 10178

                                                                            Page
                                                                            ----

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................4

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS.......................15

INVESTMENT LIMITATIONS........................................................18

PORTFOLIO TURNOVER............................................................19

TRUSTEES AND OFFICERS.........................................................20

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS................................22

THE INVESTMENT ADVISER........................................................23

THE DISTRIBUTOR...............................................................24

SERVICE PLAN..................................................................25

CUSTODIAN.....................................................................26

AUDITORS......................................................................27

COUNTRYWIDE FUND SERVICES, INC................................................27

SECURITIES TRANSACTIONS.......................................................28

CALCULATION OF SHARE PRICE....................................................30

REDEMPTION IN KIND............................................................31

TAXES.........................................................................31

HISTORICAL PERFORMANCE INFORMATION............................................32

ANNUAL REPORT.................................................................35

THE TRUST
---------

     The Atalanta/Sosnoff Investment Trust is an open-end, management investment company that was organized as an Ohio business trust on January 29, 1998. The Trust currently offers four series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund, are diversified series of the Trust and the Atalanta/Sosnoff Focus Fund is a non-diversified series. The Funds are not intended to be a complete investment program, and there is no assurance that each Fund's investment objective can be achieved. If there is a change in a Fund's investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund or Funds being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment strategies described in the Prospectus (see "Risk/Return Summary and Principal Investment Strategies") and additional investment strategies and risk consideration appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     EQUITY SECURITIES. Each Fund may invest in common stocks and securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants). Each Fund may also invest in preferred stocks and convertible bonds which are rated at the time of purchase in the five highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa or Ba) or Standard & Poor's Ratings Group (AAA, AA, A, BBB or BB) or in unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Ba, or BB are considered high-yield/high-risk securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of these securities to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by a Fund, a security may cease to be rated or its rating may be reduced below Ba or BB, and the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold such security.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.

Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Trust's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by that Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to a Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government Obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. Other U.S. Government obligations may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and security of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Funds are not guaranteed or backed by the United States Government.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Trust's restrictions on illiquid investments (see "Investment Limitations").

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Trust's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     SMALL- AND MEDIUM-SIZED COMPANIES. There is no minimum or maximum market capitalization of the companies in which the Funds may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Funds to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

     FOREIGN SECURITIES. Subject to the Trust's investment policies, each Fund may invest in foreign companies through the purchase of sponsored American Depository Receipts (certificates of ownership issued by an American bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the U.S. Because the Funds may invest in foreign securities, an investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the U.S.

     WRITING COVERED CALL AND PUT OPTIONS. Each Fund may write covered call options on equity or debt securities that it is eligible to purchase to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time from a Fund until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, each Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     Each Fund may write covered put options on equity securities and debt securities that it is eligible to purchase to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it will maintain a segregated account of cash, U.S. Government obligations or other liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     Each Fund may also write straddles (combinations of puts and calls on the same underlying security). A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     Each Fund may also purchase put options on securities or relevant stock indices at a time when a Fund does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in a Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which a Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each Fund may purchase either exchange-traded or over-the-counter call options or securities. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by each Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by a Fund, an increase in the market price could result in the exercise of the call option written by a Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     Each Fund's ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Each Fund will not purchase any option, which in the opinion of the Adviser, is illiquid if, as a result thereof, more than 15% of the Fund's net assets would be invested in illiquid securities.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     STOCK INDEX FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including stock and bond index futures contracts, to hedge against changes in prices. Stock and bond index futures contracts are based on indexes that reflect the market value of common stock or bonds of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Each Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. When a Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, a

Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

     Each Fund may enter into futures contracts as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by each Fund. A Fund's hedging may include the purchase of futures contracts in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stock prices.

     Each Fund will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the U.S. are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     When a Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contract is unleveraged. When a Fund sells futures contracts, it will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above. When a Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock and bond price movements. In these events, a Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time; therefore, these transactions have an unlimited potential for loss.

     A Fund will not enter into a futures contract if, as a result thereof, more than 5% of a Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such futures Contracts.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Each Fund may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

     LENDING PORTFOLIO SECURITIES. The Funds may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. It is the present intention of the Trust, which may be changed without shareholder approval, that loans of portfolio securities will not be made with respect to any Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of that Fund's total assets.

     Securities lending will afford a Fund the opportunity to earn additional income because a Fund will continue to be entitled to the interest payable on the loaned securities and also will receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.

     The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     BORROWING AND PLEDGING. A Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. A Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. The Funds' policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which each Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which each Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each of Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, or purchase securities on margin except that it may do so if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings, the proceeds of borrowing shall only be used for extraordinary or emergency purposes;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Make short sales of securities or maintain a short position, except short sales "against the box";

(4)  Make loans to other persons, except (a) by loaning portfolio securities, or
     (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness;

(5) Write, purchase or sell commodities, commodities contracts or related options;

(6) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities);

(7) Purchase or sell real estate or invest in interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

     The  following   fundamental   limitation   is   applicable   only  to  THE
     ATALANTA/SOSNOFF   FUND,   THE   ATALANTA/SOSNOFF   VALUE   FUND   AND  THE
     ATALANTA/SOSNOFF BALANCED FUND. EACH OF THESE FUNDS MAY NOT:

(8) Purchase the securities of any issuer if with respect to 75% of the value of the total assets of the Fund, more than 5% of the value of the total assets of the Fund would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation shall not apply to the purchase of securities issued by the U.S. Government, its agencies or instrumentalities.

     Percentage restrictions stated as an investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 150%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal period ended May 31, 1999, the Atalanta/Sosnoff Fund's portfolio turnover rate was 124%.

TRUSTEES AND OFFICERS
---------------------


     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal period ended May 31, 1999. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940 Act, is indicated by an asterisk.

--------------------------------------------------------------------------------
                                                        Past Occupation(s)
Name/Address/Age          Position(s) Held with Fund    During Past 5 Years
----------------          --------------------------    -------------------
--------------------------------------------------------------------------------
*Anthony G. Miller 39     Chairman, President and       Executive Vice
101 Park Avenue           Trustee                       President, Chief
New York, New York                                      Operating Officer and
                                                        Chief Financial Officer
                                                        of Atalanta/Sosnoff
                                                        Capital Corporation
                                                        (Delaware) (the
                                                        investment adviser to
                                                        the Trust and parent of
                                                        Atalanta/Sosnoff
                                                        Management Corporation,
                                                        Atalanta/Sosnoff Capital
                                                        Corporation (parent of
                                                        Atalanta/Sosnoff
                                                        Capital Corporation
                                                        Delaware)) and
                                                        Atalanta/Sosnoff
                                                        Management Corporation
                                                        (the Trust's principal
                                                        underwriter).
--------------------------------------------------------------------------------
*Toni E. Sosnoff  55      Vice President and Trustee    She is Vice President of
101 Park Avenue                                         Atalanta/Sosnoff Capital
New York, New York                                      Corporation (Delaware).
--------------------------------------------------------------------------------
+Howard A. Drucker 56     Trustee                       He is an attorney and
25 East End Avenue                                      the President of
New York, New York                                      Fundamental Management
                                                        Corp. which provides
                                                        real estate management
                                                        services.  He is also a
                                                        general partner of East
                                                        Hartford Estates, L.P.,
                                                        a real estate company;
                                                        and a real estate
                                                        investor and manager
                                                        with various properties
                                                        throughout the United
                                                        States.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
+Irving L. Straus 77      Trustee                       He is Chairman of Straus
1501 Broadway #1809                                     Corporate
New York, New York                                      Communications, a public
                                                        relations firm; and
                                                        President of 100% No-
                                                        Load Mutual Fund
                                                        Council, a trade
                                                        organization.  Mr.
                                                        Straus also serves as
                                                        assistant secretary for
                                                        Spectral Diagnostics,
                                                        Inc. which is a
                                                        publicly-held company in
                                                        the biotechnology field.
--------------------------------------------------------------------------------
+Aida L. Wilder 50        Trustee                       She is the Vice
24 Old Albany Post                                      President of Wilder
Road                                                    Consolidated Enterprises
Rhinebeck, New York                                     which engages in
                                                        restaurant operations
                                                        and has served in this
                                                        capacity since 1979.
--------------------------------------------------------------------------------
Robert L. Bennett  57     Treasurer                     He is First Vice
312 Walnut Street                                       President and Chief
Cincinnati, Ohio                                        Operations Officer of
                                                        Countrywide Fund
                                                        Services, Inc. (a
                                                        registered transfer
                                                        agent) and CW Fund
                                                        Distributors, Inc. (a
                                                        registered broker-
                                                        dealer).
--------------------------------------------------------------------------------
Tina D. Hosking   31      Secretary                     She is Assistant Vice
312 Walnut Street                                       President and Associate
Cincinnati, Ohio                                        General Counsel of
                                                        Countrywide Fund
                                                        Services, Inc. and CW
                                                        Fund Distributors, Inc.
--------------------------------------------------------------------------------

* Mr. Miller and Mrs. Sosnoff, as affiliated persons of Atalanta/Sosnoff Capital Corporation (Delaware), the Funds' investment adviser, and Atalanta/Sosnoff Management Corporation, the Trust's principal underwriter, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+ Member of the Audit Committee, which makes recommendations as to the selection of the Trust's independent auditors and reviews with the independent auditors the plan and results of the audit engagement.

--------------------------------------------------------------------------------
                                        Pension or
                                        Retirement                  Total
                                        Benefits      Estimated     Compensation
                                        Accrued as    Annual        from Fund
                       Aggregate        Part of       Benefits      and Fund
Name of Person,        Compensation     Fund          Upon          Complex Paid
Position               from Fund        Expenses      Retirement    to Trustees
--------               ---------        --------      ----------    -----------
--------------------------------------------------------------------------------
Anthony G. Miller       $      0        NA            NA               $     0
Chairman,
President and
Trustee
--------------------------------------------------------------------------------
Toni E. Sosnoff                0        NA            NA                     0
Vice President
and Trustee
--------------------------------------------------------------------------------
Howard A. Drucker          8,000        NA            NA                 8,000
Trustee
--------------------------------------------------------------------------------
Irving L Strauss           8,000        NA            NA                 8,000
Trustee
--------------------------------------------------------------------------------
Aida L. Wilder             8,000        NA            NA                 8,000
Trustee
--------------------------------------------------------------------------------
Robert L. Bennett              0        NA            NA                     0
Treasurer
--------------------------------------------------------------------------------
Tina D. Hosking                0        NA            NA                     0
Secretary
--------------------------------------------------------------------------------

     Each non-interested Trustee will receive a quarterly retainer of $1,000 and a $1,000 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties. Pension and retirement benefits are not paid to the Trustees for their service to the Trust.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS
----------------------------------------------

     As of September 17, 1999, the Distributor, 101 Park Avenue, New York, NY 10178, owned of record 76.98% of the Atalanta/Sosnoff Fund's outstanding shares. The Distributor may be deemed a control person of the Fund because it owns more than 25% of the Fund's shares. The Distributor is a corporation organized under the laws of the State of Delaware and it is a wholly owned subsidiary of Atalanta/Sosnoff Capital Corporation. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Trust generally would be able to cast the deciding vote.

     As of September 17, 1999, the Adviser, 101 Park Avenue, New York, NY 10178, owned of record all the outstanding shares of the Atalanta/Sosnoff Balanced Fund, Atalanta/Sosnoff Focus Fund and Atalanta/Sosnoff Value Fund. The Adviser may be deemed a control person of the Funds because it owns more than 25% of the Fund's shares. The Adviser is a corporation organized under the laws of the State of Delaware. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Trust generally would be able to cast the deciding vote.

     As of the share date, the Trustees and officers of the Trust owned of record or beneficially less than 1% of the outstanding shares of the Trust.


THE INVESTMENT ADVISER
----------------------

     Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") is the investment adviser for all four Funds. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation ("A/SCC"), a public company listed on the New York Stock Exchange (NYSE: ATL). Martin T. Sosnoff is the controlling shareholder, Chairman and a Director of A/SCC and the Chairman and a Director of the Adviser and Atalanta/Sosnoff Management Corporation, the Trust's principal underwriter (the "Distributor"). Toni E. Sosnoff, the Vice President of the Adviser is married to Martin T. Sosnoff and serves as a Trustee of the Trust. Anthony G. Miller is Executive Vice President, COO and CFO of the Adviser, A/SCC and the Distributor. Mr. Miller is also the President and a Trustee of the Trust. Messrs. Sosnoff and Miller and Mrs. Sosnoff, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.


     Under the terms of the advisory agreements between the Trust and the Adviser, the Adviser manages each Fund's investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets. For the fiscal period ended May 31, 1999, the Atalanta/Sosnoff Fund accrued advisory fees of $74,620; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its entire advisory fee and reimbursed the Fund for $29,749 of its operating expenses. The Adviser intends to continue to limit the total operating expenses of each Fund to 1.50% of the Fund's average daily net assets. However, the Adviser reserves the right to discontinue the waivers and reimbursements at any time, excluding the Atalanta/Sosnoff Fund which the Adviser is contractually obligated to maintain total operating expenses to 1.50% of the Fund's average daily net assets through October 1, 2000.


     Each Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of that Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which a Fund may be a party. Each Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of each Fund's shares not assumed by the Distributor. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the advisory agreement for the Atalanta/ Sosnoff Fund will remain in force until June 1, 2000. The advisory agreement for the
Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, and the Atalanta/Sosnoff Balanced Fund and will remain in force until June 1, 2001. Each of the advisory agreements will remain in force from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------


     Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York 10178, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of each Fund's shares and any other expenses incurred by it in the performance of its obligations under the Underwriting Agreement with that Fund. The Atalanta/Sosnoff Fund paid the Distributor $24,873 ($15,460 for printing of reports and $9,413 as compensation) during the Fund's fiscal period ended May 31, 1999. The types of services rendered are described below in "Service Plan."


     By reason of their ownership of shares of the Adviser and the Distributor, Anthony G. Miller and Toni E. Sosnoff may each be deemed to have a financial interest in fees paid to the Distributor and the operation of the service plan described below.

SERVICE PLAN
------------

     The Trust has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to compensate the Distributor for its services to that Fund. The Distributor is responsible for the payment of any expenses incurred in the distribution and promotion of each Fund's shares or activities related to the servicing of shareholder accounts, including but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust might reasonably request; formulating and implementing of marketing and promotional activities; the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other shareholder servicing-related expenses, including any servicing fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor.

     The Plan expressly limits payments to the Distributor in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. During the fiscal period ended May 31, 1999, the Atalanta/Sosnoff Fund paid a total of $24,873 pursuant to the Plan; $15,460 for printing of reports and $9,413 as compensation to the Distributor. The Plan allows each Fund to compensate the Distributor regardless of its expenses.

     Pursuant to the Plan, the Distributor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of each Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by each Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of that Fund. In the event a Plan is terminated in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the termination date. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of each Fund's assets for distribution and shareholder servicing expenses under the Plan should assist in the growth of a Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for shareholder servicing will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

CUSTODIAN
---------

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as Custodian for the Funds' investments. Firstar Bank, acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending May 31, 2000. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.


COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to act as each Fund's transfer agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Transfer Agent maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Transfer Agent receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month, per Fund. In addition, each Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     The Transfer Agent also provides accounting and pricing services to each Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Transfer Agent to perform its duties, each Fund pays the Transfer Agent a fee in accordance with the following schedule:

        Average Monthly Net Assets           Monthly Fee
        --------------------------           -----------
        $          0 -  $ 50,000,000         $2,000
        $ 50,000,000 -   100,000,000         $2,500
        $100,000,000 -   200,000,000         $3,000
        $200,000,000 -   300,000,000         $4,000
                   Over $300,000,000         $5,000 + .001% of average
                                             net assets

In addition, each Fund pays all costs of external pricing services.

     The Transfer Agent also provides administrative services to each Fund. In this capacity, the Transfer Agent supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Transfer Agent supervises the preparation of tax returns, reports to shareholders of each Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays the Transfer Agent a fee at the annual rate of .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .10%
of such assets in excess of $100,000,000, provided, however, that the minimum fee is $1,000 per month, per Fund. During the fiscal period ended May 31, 1999, the Atalanta/Sosnoff Fund paid the Transfer Agent fees of $52,574 for its services.

SECURITIES TRANSACTIONS
-----------------------

     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal period ended May 31, 1999, the Atalanta/Sosnoff Fund paid brokerage commissions of $31,335.

     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion. During the fiscal year ended May 31, 1999, the amount of brokerage transactions and related commissions for the Atalanta/Sosnoff Fund directed to brokers in return for research services provided was $9,532.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser, nor affiliates of the Trust, or the Adviser, will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis. The Adviser will prepare, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. If the aggregate order is filled in its entirety, it shall be allocated among the accounts in accordance with the Allocation Statement; if the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Statement if all accounts of clients whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer no later than one hour after the opening of the markets on the trading day following the day on which the order is executed.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and the Distributor and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all access persons preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

     U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of a Fund will fluctuate with the value of the securities it holds.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Fund's shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any ninety day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Atalanta/Sosnoff Fund has qualified for and each Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Funds total assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Funds investments are limited in respect to any issuer to an amount not greater than 5% of the Funds assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of a Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of May 31, 1999, the Atalanta/Sosnoff Fund had capital loss carryforwards for federal income tax purposes of $393,549, which expire May 31, 2007.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Funds' use of hedging techniques, such as foreign currency forwards, futures and options, involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds as well as affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:

P   =     a hypothetical initial payment of $1,000
T   =     average annual total return
n   =     number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total return of the Atalanta/Sosnoff Fund for the year ended June 30, 1999 is 18.07% and since inception, June 17, 1998 through June 30, 1999 is 25.92%.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of the Atalanta/Sosnoff Fund as calculated in this manner for the period since its inception June 17, 1998 through May 31, 1999 is 23.40%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of any applicable initial sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Atalanta/Sosnoff Fund for May 1999 was 0.845%.

     The performance quotations described above are based on a historical earning and are not intended to indicate future performance.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Funds may discuss various measures of a Fund's performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance: Forbes, Money, The Wall Street Journal, Business Week, Barrow's, Fortune or Morningstar Mutual Fund Values.

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. Each Fund may provide comparative performance information appearing in the Growth Funds, Value Funds, and Balanced Funds category. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average and the Lehman Brothers Intermediate Government/Corporate Bond Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely recognized bond index composed of all bonds of investment grade in the maturity of between one and three years.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

ANNUAL REPORT
-------------

     The Atalanta/Sosnoff Fund's financial statements as of May 31, 1999 appear in the Trust's annual report which is attached to this Statement of Additional Information.

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT
                                                         MAY 31,1999
--------------------------------------------------------------------------------

    ATALANTA/SOSNOFF INVESTMENT TRUST
   101 Park Avenue o New York, NY 10178
    toll free 1-877-SOSNOFF (767-6633)
    website o www.atalantasosnoff.com
   e-mail o asfund@atalantasosnoff.com

            BOARD OF TRUSTEES
            Howard A. Drucker
            Anthony G. Miller
             Toni E. Sosnoff                               [LOGO]
             Irving L. Straus
              Aida L. Wilder

            INVESTMENT ADVISER
Atalanta/Sosnoff Capital Corp. (Delaware)
   101 Park Avenue o New York, NY 10178

               DISTRIBUTOR
 Atalanta/Sosnoff Management Corporation
   101 Park Avenue o New York, NY 10178
                                                    ATALANTA/SOSNOFF FUND
              TRANSFER AGENT
     Countrywide Fund Services, Inc.
P.O. Box 5354 o Cincinnati, OH 45201-5354

--------------------------------------------------------------------------------
                                                            [LOGO]
--------------------------------------------------------------------------------

Letter To Shareholders                                             July 15, 1999
================================================================================
Dear Shareholder:

For the fiscal period ended May 31, 1999, the Fund returned 23.4%, compared with the S&P 500 Index return of 21.3%. These are especially good results in view of the extreme volatility in the market over the last year.

In 1999, after a strong start, our performance lagged the S&P benchmark in the second calendar quarter. The value sector strongly outperformed growth during the second quarter, particularly in April and May. Overweighted positions in cable and broadcasting corrected somewhat, but are doing better since June.
Underweighted sectors, such as technology, detracted from performance while overweighted financials, particularly brokerage stocks, did poorly. Stock selection in consumer cyclicals and chemicals also cost us some performance. Despite an upward bias for interest rates, the growth sector (where we are concentrated) has begun to recover. Our performance picked up during June and this is carrying over into July.

We have adjusted the portfolio for a much stronger economic setting. We have reduced holdings in the drug sector and financials. Several sectors where we have remained very underweighted or unrepresented for several years are now foothold positions. These include energy, the chemical industry and autos, as well as commodity plays like gypsum.

Both the Federal Reserve Board and the majority of economists have grossly underestimated the strength of economic activity in the country. The consensus at year-end was below average GDP growth, possibly 2 percent. Many pundits were forecasting a recession in '99. The reality is that consumer end product demand has propelled GDP momentum to almost double the normalized growth rate of 2.5 percent. Retail sales, autos and housing are buoyant and unlikely to ease much this year. All this is happening while inventories are quite moderate and our foreign trade balance is negative at a $200 billion annual rate.

The Pacific Rim economies are slowly coming out of recession, as are large economies in South America like Brazil. The impact on commodities, particularly oil, has been dramatic. Industrial commodity prices rose 5 percent during the second quarter while oil futures remain buoyant.

With consumer end product demand strong, domestic GDP momentum should continue at a 4 percent clip thereby keeping upward pressure on inflation. Therefore, we expect the Federal Reserve Board to increase money market rates by 25 to 50 basis points in the next six months even though the Fed recently gave an indication of being neutral on short-term rates near term. The yield curve is already steepening to reflect the stronger economy and more commodity price inflation. While interest rates to some extent govern the valuation level for equities, we expect corporate earnings to show very strong momentum this year. Our projection for some time has been above consensus for the S&P 500 Index. Our $50 a share earnings projection is now the consensus as estimates have risen from $46 a share. Actually, we expect corporate earnings will rise 10 percent, so our $50 earnings projection could still be low.

================================================================================
The issue of stock market valuation has specific pluses and minuses. If corporate earnings are as good as we expect, it partially offsets the negative impact of rising interest rates. To the extent that the inflationary trends are moderate, as seen in the Consumer Price Index, the stock market can deal with this. If there is more than a 50 basis point rise in yields, the market could see some correction in price-earnings ratios. Our portfolio changes reflect this point of view. Growth stocks that are at high valuations (drugs) do not benefit from quickening GDP momentum so they can see their valuation pared. Since these stocks are discounting 15 percent growth rates out to the year 2000 we have reduced our holdings significantly. Cyclical growth stocks should continue to do well and this is the heart of the portfolio construct-- cable, radio, television, retailing, telecommunications and technology.

Sincerely,

Martin T. Sosnoff

                                 o   o   o

--------------------------------------------------------------------------------
           Comparison of the Change in Value of a $10,000 Investment in the Atalanta/Sosnoff Fund and the S&P 500 Index

[GRAPHIC OMITTED]

                                             5/31/99
                                             -------
Atalanta/Sosnoff Fund                        $12,340
S&P 500 Index                                $12,130

                         ------------------------------
                              Atalanta/Sosnoff Fund
                                  Total Return

                         Since Inception*        23.40%
                         ------------------------------

           Past performance is not predictive of future performance.

              *Initial public offering of shares was June 17, 1998.

PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (AS OF MAY 31, 1999)

[GRAPHIC OMITTED]


TOP TEN HOLDINGS (AS OF MAY 31, 1999)

                                                            % of
     Stock                         Sector                Portfolio
     -------------------------------------------------------------
     Cablevision Systems           Consumer Staples         5.9%
     Chancellor Media              Consumer Staples         4.9%
     Microsoft                     Technology               4.5%
     AT&T - Liberty Media Group    Consumer Staples         4.4%
     IBM                           Technology               3.4%
     Merrill Lynch                 Financial                3.3%
     Time Warner                   Consumer Staples         3.2%
     Citigroup                     Financial                3.1%
     MCI WorldCom Communication    Services                 2.4%
     USG                           Capital Goods            2.4%
                                                           -----
                                        Total:             37.5%

COMPARATIVE PERFORMANCE

                                                           Average Annual Total Returns
                                       Total Returns     ---------------------------------
                                      Since Inception*    Year Ended      Since Inception*
                                      to May 31, 1999    June 30, 1999    to June 30, 1999
                                      ---------------    -------------    ----------------
Atalanta/Sosnoff Fund                      23.40%           18.07%             25.02%
Morningstar Large Cap Blend Category         n/a%           17.58%               n/a%
Lipper Growth Fund Index                   16.34%           21.69%             22.27%
S&P 500 Index                              21.30%           22.76%             26.87%

*Inception (June 17, 1998)

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
================================================================================
ASSETS
Investment securities:
   At acquisition cost .......................................     $ 11,587,209
                                                                   ============
   At market value (Note 1) ..................................     $ 13,912,458
Dividends receivable .........................................           10,475
Receivable for capital shares sold ...........................           13,340
Receivable for securities sold ...............................           96,469
Receivable from Adviser (Note 3) .............................            8,000
Organization costs, net (Note 1) .............................           46,112
Other assets .................................................           15,023
                                                                   ------------
      TOTAL ASSETS ...........................................       14,101,877
                                                                   ------------

LIABILITIES
Bank overdraft ...............................................            1,995
Payable for securities purchased .............................          595,944
Payable to affiliates (Note 3) ...............................           10,700
Other accrued expenses and liabilities .......................           13,268
                                                                   ------------
   TOTAL LIABILITIES .........................................          621,907
                                                                   ------------

NET ASSETS ...................................................     $ 13,479,970
                                                                   ============

Net assets consist of:
Paid-in capital ..............................................     $ 11,566,805
Accumulated net realized losses from security transactions ...         (412,084)
Net unrealized appreciation on investments ...................        2,325,249
                                                                   ------------
Net assets ...................................................     $ 13,479,970
                                                                   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ................        1,092,454
                                                                   ============

Net asset value, offering price and
   redemption price per share (Note 1) .......................     $      12.34
                                                                   ============

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
INVESTMENT INCOME
   Dividends ...................................................    $    89,751
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3) ...........................         74,620
   Trustees' fees and expenses .................................         22,594
   Accounting services fees (Note 3) ...........................         22,000
   Transfer agent fees (Note 3) ................................         16,500
   Service plan expense (Note 3) ...............................         24,873
   Professional fees ...........................................         14,781
   Registration fees ...........................................         14,656
   Administration fees (Note 3) ................................         14,074
   Organization expense (Note 1) ...............................         11,528
   Custodian fees ..............................................         11,293
   Postage and supplies ........................................         10,418
   Insurance expense ...........................................          9,145
   Printing of shareholder reports .............................          6,269
   Other expenses ..............................................            841
                                                                    -----------
      TOTAL EXPENSES ...........................................        253,592
   Fees waived and expenses reimbursed by the Adviser (Note 3) .       (104,369)
                                                                    -----------
      NET EXPENSES .............................................        149,223
                                                                    -----------

NET INVESTMENT LOSS ............................................        (59,472)
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ..............       (412,084)
   Net change in unrealized appreciation/
      depreciation on investments ..............................      2,325,249
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............      1,913,165
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................    $ 1,853,693
                                                                    ===========


(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
FROM OPERATIONS:
   Net investment loss .......................................     $    (59,472)
   Net realized losses from security transactions ............         (412,084)
   Net change in unrealized appreciation/
      depreciation on investments ............................        2,325,249
                                                                   ------------
Net increase in net assets from operations ...................        1,853,693
                                                                   ------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .................................       11,915,638
   Payments for shares redeemed ..............................         (389,361)
                                                                   ------------
Net increase in net assets from capital share transactions ...       11,526,277
                                                                   ------------

TOTAL INCREASE IN NET ASSETS .................................       13,379,970

NET ASSETS:
   Beginning of period (Note 1) ..............................          100,000
                                                                   ------------
   End of period .............................................     $ 13,479,970
                                                                   ============


CAPITAL SHARE ACTIVITY:
   Shares sold ...............................................        1,120,933
   Shares redeemed ...........................................          (38,479)
                                                                   ------------
   Net increase in shares outstanding ........................        1,082,454
   Shares outstanding, beginning of period (Note 1) ..........           10,000
                                                                   ------------
   Shares outstanding, end of period .........................        1,092,454
                                                                   ============

(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED MAY 31, 1999(A)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period .........................    $    10.00
                                                                    ----------

Income from investment operations:
   Net investment loss .........................................         (0.05)
   Net realized and unrealized gains on investments ............          2.39
                                                                    ----------
Total from investment operations ...............................          2.34
                                                                    ----------

Net asset value at end of period ...............................    $    12.34
                                                                    ==========

Total return(b) ................................................        23.40%
                                                                    ==========

RATIOS AND SUPPLEMENTAL DATA:

 Net assets at end of period (000's) ...........................    $   13,480
                                                                    ==========

Ratio of net expenses to average net assets(c)(d) ..............         1.50%

Ratio of net investment loss to average net assets(d) ..........        (0.60%)

Portfolio turnover rate(d) .....................................          124%

(a) Represents the period from the initial public offering of shares (June 17, 1998) through May 31, 1999.

(b)  Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 2.54%(d) for the period ended May 31, 1999 (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MAY 31, 1999
================================================================================
                                                                      Market
COMMON STOCKS -- 97.4%                                  Shares         Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 4.8%
Air Products and Chemicals .....................         5,000     $    205,000
Praxair ........................................         5,000          244,063
Rohm and Haas ..................................         4,800          192,600
                                                                   ------------
                                                                        641,663
                                                                   ------------
COMMUNICATION SERVICES -- 6.2%
AT&T ...........................................         4,305          238,927
MCI WorldCom* ..................................         3,700          319,588
Sprint .........................................         2,400          270,600
                                                                   ------------
                                                                        829,115
                                                                   ------------
CONSUMER CYCLICALS -- 10.8%
Costco Companies* ..............................         3,500          253,750
Delphi Automotive Systems* .....................         1,957           38,406
Ford Motor .....................................         4,000          228,250
General Motors .................................         2,800          193,200
Southdown ......................................         3,700          234,488
USG ............................................         5,600          317,100
Wal-Mart Stores ................................         4,600          196,075
                                                                   ------------
                                                                      1,461,269
                                                                   ------------
CONSUMER STAPLES -- 31.6%
AT&T - Liberty Media Group - Class A* ..........         8,700          578,006
Cablevision Systems - Class A* .................         9,800          772,975
CBS* ...........................................         2,900          121,075
Chancellor Media* ..............................        12,700          645,319
Comcast - Class A* .............................         5,200          200,200
Fox Entertainment Group - Class A* .............        10,000          255,000
Gillette .......................................         3,900          198,900
Kroger* ........................................         4,800          281,100
MediaOne Group* ................................         4,200          310,275
News Corporation Limited - ADR .................         7,000          213,063
Safeway* .......................................         5,700          265,050
Time Warner ....................................         6,200          421,987
                                                                   ------------
                                                                      4,262,950
                                                                   ------------
ENERGY -- 2.4%
Texaco .........................................         2,000          131,000
Unocal .........................................         4,800          190,800
                                                                   ------------
                                                                        321,800
                                                                   ------------
8

================================================================================
                                                                      Market
COMMON STOCKS -- 97.4% (Continued)                      Shares         Value
--------------------------------------------------------------------------------
FINANCIAL -- 20.3%
American International Group ...................         1,900     $    217,194
Capital One Financial ..........................         1,800          271,238
Chase Manhattan ................................         2,600          188,500
CIGNA ..........................................         2,900          270,425
CIT Group - Class A ............................         5,500          159,500
Citigroup ......................................         6,100          404,125
Fannie Mae .....................................         4,300          292,400
Heller Financial ...............................         6,900          205,275
Merrill Lynch ..................................         5,200          436,800
Providian Financial ............................         3,100          297,406
                                                                   ------------
                                                                      2,742,863
                                                                   ------------
HEALTH CARE -- 6.8%
ICN Pharmaceuticals ............................         8,300          272,862
Medtronic ......................................         3,303          234,513
Pfizer .........................................         1,600          171,200
United HealthCare ..............................         4,000          233,000
                                                                   ------------
                                                                        911,575
                                                                   ------------
TECHNOLOGY -- 14.5%
Apple Computer* ................................         3,000          132,187
Cisco Systems* .................................           900           97,987
EMC* ...........................................         1,600          159,400
IBM ............................................         3,800          441,988
Lycos* .........................................         2,500          251,250
Microsoft* .....................................         7,300          589,019
National Semiconductor* ........................         6,900          133,687
Sun Microsystems* ..............................         2,500          149,375
                                                                   ------------
                                                                      1,954,893
                                                                   ------------

TOTAL COMMON STOCKS-- 97.4% (Cost $10,800,879)..                     13,126,128
                                                                   ------------

CASH EQUIVALENTS -- 5.8%
Firstar Stellar Treasury Fund (Cost $786,330) ..                        786,330
                                                                   ------------

TOTAL INVESTMENT SECURITIES-- 103.2% (Cost $11,587,209)              13,912,458

LIABILITIES IN EXCESS OF OTHER ASSETS-- (3.2%) .                       (432,488)
                                                                   ------------

NET ASSETS-- 100.0% ............................                   $ 13,479,970
                                                                   ============

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Atalanta/Sosnoff Fund (the Fund) is a diversified series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Fund was capitalized on May 6, 1998 when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares of the Fund commenced on June 17, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term capital appreciation, through equity investments in companies entering into a cycle of accelerating earnings momentum.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders-- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. There were no dividends required to be declared by the Fund during calendar year 1998.

As of May 31, 1999, net unrealized appreciation on investments was $2,306,709 for federal income tax purposes, of which $2,565,833 related to appreciated securities and $259,124 related to depreciated securities based on a federal income tax cost basis of $11,605,749. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of May 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $393,544, which expire May 31, 2007. These capital carryforwards may be utilized in future years to offset net realized gains prior to distributing any such gains to shareholders.

Reclassification of capital accounts - As of May 31, 1999, the Fund reclassified $59,472 of accumulated net investment loss to paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the period ended May 31, 1999,  cost of purchases and proceeds from sales
of  portfolio  securities,  other  than  short-term  investments,   amounted  to
$22,605,664 and $11,405,975, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also Executive Vice President of the Adviser and of Atalanta/Sosnoff Management Corporation (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of Fund shares. The Vice President of the Trust is also Vice President of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Fund for expenses incurred to the extent necessary to limit total operating expenses of the Fund to a maximum level of 1.50% of the Fund's average daily net assets. Accordingly, the Adviser waived its investment advisory fees of $74,620 and reimbursed the Fund for $29,749 of other operating expenses during the period ended May 31, 1999.

================================================================================
ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on such net assets between $50 million and $100 million; and 0.10% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

SERVICE PLAN
The Fund has adopted a service plan (the Plan) under which the Fund compensates the Distributor for services related to the distribution and promotion of Fund shares. The Fund pays the Distributor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. During the period ended May 31, 1999, the Fund incurred expenses of $24,873 under the Plan.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

Arthur Andersen LLP                                           [LOGO]

To the  Shareholders  and Board of Trustees of the  Atalanta/Sosnoff  Investment
Trust:

We have audited the accompanying statement of assets and liabilities of the Atalanta/Sosnoff Fund of the Atalanta/Sosnoff Investment Trust, including the portfolio of investments, as of May 31, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Atalanta/Sosnoff Fund of the Atalanta/Sosnoff Investment Trust as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio
June 25, 1999

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14

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                                                                              15

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                        ---------------------------------

PART C.   OTHER INFORMATION
-------   -----------------

Item 23.  Exhibits
--------  --------

          (a)       Agreement and Declaration of Trust*

          (b)       Bylaws*

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d) Advisory Agreement with Atalanta/Sosnoff Capital Corporation (Delaware)*

          (e)       Underwriting  Agreement  with  Atalanta/Sosnoff   Management
                    Corporation*

          (f)       Inapplicable

          (g)       Custody Agreement with Firstar Bank, N.A.*

          (h)(i)    Administration  Agreement  with  Countrywide  Fund Services,
                    Inc.*

             (ii)   Accounting   Services   Agreement  with   Countrywide   Fund
                    Services, Inc.*

             (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

          (i)       Opinion and Consent of Counsel

          (j)       Consent of Independent Auditor

          (k)       Inapplicable

          (l)       Agreement Relating to Initial Capital*

          (m)       Service Plan Pursuant to Rule 12b-1*

          (n)       Inapplicable

          (o)       Inapplicable

--------------------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          None.

Item 25.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") and Atalanta/Sosnoff Management Corporation (the "Distributor"). Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder.

Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a) The Adviser is a registered investment adviser, providing investment advisory services to the Registrant. The Adviser has been engaged since 1982 in the business of providing investment advisory services to individual, institutional and corporate clients.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Martin T. Sosnoff - Chairman & Director of the Adviser. Chairman, Director and Controlling Shareholder of
                     Atalanta/Sosnoff Capital Corporation ("A/SCC"), the Adviser's parent company. Chairman and Director of Atalanta/Sosnoff Management Corporation, the Registrant's principal underwriter (the "Distributor").

               (ii) Craig B. Steinberg - President and Director of the Adviser and the Distributor.

               (iii) Anthony  G.  Miller  -  Executive  Vice  President,   Chief
                     Operating Officer and Chief Financial Officer of the Adviser, A/SCC and the Distributor. Chairman, President and a Trustee of the Trust.

               (iv) Paul P. Tanico - Executive Vice President of the Adviser and the Distributor.

                     General Partner of Castlerock Partners, an investment partnership.

               (v) Toni E. Sosnoff - Vice President of the Adviser. Vice President and a Trustee of the Trust.


Item 27.  Principal Underwriters
--------  ----------------------

          (a)  Inapplicable

                                       Position                  Position
                                       with                      with
          (b)  Name                    Underwriter               Registrant
               ----                    -----------               ----------

               Martin T. Sosnoff       Chairman of               None
                                       the Board
                                       and Director


               Craig B. Steinberg      President                 None
                                       and
                                       Director

               Anthony G. Miller       Executive Vice            Chairman,
                                       President, Chief          President and
                                       Operating Officer         a Trustee
                                       and Chief
                                       Financial Officer

               Paul P. Tanico          Executive Vice            None
                                       President

               John P. O'Brien         Vice President;           None
                                       Controller

               The address of all of the above-named persons is 101 Park Avenue, New York, New York 10178.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 101 Park Avenue, New York, New York 10178 as well as at the offices of the

          Registrant's transfer agent located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202.

Item 29.  Management Services
--------  -------------------

          Inapplicable

Item 30.  Undertakings
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of October, 1999.

                                        ATALANTA/SOSNOFF INVESTMENT TRUST

                                        By: /s/Anthony G. Miller
                                            --------------------
                                            Anthony G. Miller
                                            Chairman and President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title             Date
---------                      -----             ----


/s/ Anthony G. Miller          Chairman,         October 1, 1999
------------------------       President
Anthony G. Miller              and Trustee


/s/ Robert L. Bennett          Treasurer         October 1, 1999
------------------------
Robert L. Bennett


                               Trustee           /s/ Tina D. Hosking
------------------------                         -------------------
Howard A. Drucker*                               Tina D. Hosking
                                                 Attorney-in-fact*
                                                 October 1, 1999
                               Trustee
------------------------
Toni E. Sosnoff*


                               Trustee
------------------------
Irving L. Straus*


                               Trustee
------------------------
Aida L. Wilder*

                                INDEX TO EXHIBITS
                                -----------------

(a)       Agreement and Declaration of Trust*

(b)       Bylaws*

(c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)       Advisory Agreement*

(e)       Underwriting Agreement*

(f)       Inapplicable

(g)       Custody Agreement*

(h)(i)    Administration Agreement*

   (ii)   Accounting Services Agreement*

   (iii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement*

(i)       Opinion and Consent of Counsel

(j)       Consent of Independent Auditor

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Service Plan Pursuant to Rule 12b-1*

(n)       Inapplicable

(o)       Inapplicable

----------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.